Exhibit 99.1

Strong Capital Position 25.0% 21.1% 20.0% 16.2% 16.2% 15.0% 11.8% 10.0% 5.0% 0.0% 2016 2017 2018 2019 Common equity Tier 1 to risk-weighted assets Tier 1 capital to risk-weighted assetsTotal capital to risk-weighted assets Tier 1 capital to average assets 8 8 15.5 19.1% 19.1% 17.0% 16.0% 15.1% 15.1% 12.5% 13.2% 9.9% 9.9% 8.2%